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                     AMENDMENT TO ASSET PURCHASE AGREEMENT
                                 BY AND AMONG
                  FREECALLER COMMUNICATIONS CORPORATION F/K/A
                     INTELESIS ACQUISITION CORP. AS BUYER
                                      AND
                      THE INTELESIS GROUP, INC. AS SELLER
                                      AND
               FREECALLER COMMUNICATIONS CORPORATION as ASSIGNOR

     This Amendment is made to that certain Asset Purchase Agreement (the "Agreement") entered into by and among Freecaller Communications Corporation f/k/a Intelesis Acquisition Corp. as Buyer, The Intelesis Group, Inc. as Seller, and FreeCaller Communications Corporation as Assignor (collectively referred to herein as the "Parties") effective as of the date of the original agreement and pursuant to the terms of paragraph 12.9 of the Agreement.

     WHEREAS, The Intelesis Group, Inc. had received advances totaling approximately $627,591.56 from either Buyer or Equalnet Communications Corp., the parent corporation of Buyer, and

     WHEREAS, as part of the consideration for the transfer of assets from Seller, Seller was released from any obligation to repay said advances, as set forth in paragraph 2.4 (a) (vii) of the Agreement; and

     WHEREAS, the Parties wish to clarify that Seller's release from such payment obligation was a portion of the consideration that Buyer paid for the Transferred Assets as defined in the Agreement;

     NOW,THEREFORE, paragraph 2.5 of the Agreement is hereby amended to add the following sentence to the end of the existing paragraph, supplemental to and not in replacement of, the currently existing paragraph 2.5:

     "In addition to the other consideration expressly set forth above in this paragraph, the consideration for the transfer to the Buyer of the Transferred Assets shall include all other consideration flowing to Seller pursuant to the terms of this Asset Purchase Agreement, specifically including, but not limited to, the release of any claims arising out of Buyer's advancement of funds or other tangible property to Seller as referenced in paragraph 2.4 (a) (viii) above."

     Signed this 18 day of November, 1999.



SELLER:                                   ASSIGNOR:
THE INTELESIS GROUP, INC.                 FREECALLER COMMUNICATIONS CORPORATION

By: /s/ Ricardo Sablon                    By: /s/ Ricardo Sablon
    -------------------------                 -------------------------
        Ricardo Sablon                            Ricardo Sablon
        President                                 President


BUYER:
FREECALLER COMMUNICATIONS CORPORATION f/k/a
INTELESIS ACQUISITION CORP.



By: /s/ Mitchell H. Bodian
    ---------------------------------
        Mitchell H. Bodian
        President